Ex. 4.1

[Front of Certificate]

Incorporated Under the Laws of the

State of Nevada

Authorized Common Stock 200,000,000 Shares

Par Value  $.001

CUSIP NO. ____________

Number __________

Shares  ____________

JOLLEY MARKETING, INC.

THIS CERTIFIES THAT ________________________________________

IS THE RECORD HOLDER OF  ____________________________________

Shares of JOLLEY MARKETING, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

Secretary

President

Jolley Marketing, Inc.

Corporate

Seal

Nevada

[Back of Certificate]

NOTICE:

Signature must be guaranteed by a firm which is a member of a registered stock exchange, or by a bank (other than a savings bank), or a trust company.  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

as tenants in common

UNI GIFT MIN ACT . . . . . . . Custodian . . . . . . .

TEN ENT

as tenants by the entireties

(Cust)                    (Minor)

JT TEN

as joint tenants with right of

          under Uniform Gifts to Minors

survivorship and not as

Act . . . . . . . . . . . . . . .

tenants in common

 (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

_____________________________

Please insert social security or other

  identifying number of assignee

______________________________________________________________________________

           (Please print or typewrite name and address, including zip code, of assignee)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  ________________________

X

Medallion Signature Guaranteed

NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THIS PAGE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.